Ryerson Quarterly Release Presentation Q1 2025 Exhibit 99.2

Important Information About Ryerson Holding Corporation These materials do not constitute an offer or solicitation to purchase or sell securities of Ryerson Holding Corporation (“Ryerson” or “the Company”) or its subsidiaries and no investment decision should be made based upon the information provided herein. Ryerson strongly urges you to review its filings with the Securities and Exchange Commission, which can be found at https://ir.ryerson.com/financials/sec-filings/default.aspx. This site also provides additional information about Ryerson. Safe Harbor Provision Certain statements made in this release and other written or oral statements made by or on behalf of the Company constitute “forward-looking statements” within the meaning of the federal securities laws, including statements regarding our future performance, as well as management's expectations, beliefs, intentions, plans, estimates, objectives, or projections relating to the future. Such statements can be identified by the use of forward-looking terminology such as “objectives,” “goals,” “preliminary,” “range,” “believes,” “expects,” “may,” “estimates,” “will,” “should,” “plans,” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy. The Company cautions that any such forward-looking statements are not guarantees of future performance and may involve significant risks and uncertainties, and that actual results may vary materially from those in the forward-looking statements as a result of various factors. Among the factors that significantly impact our business are: the cyclicality of our business; the highly competitive, volatile, and fragmented metals industry in which we operate; the impact of geopolitical events; fluctuating metal prices; our indebtedness and the covenants in instruments governing such indebtedness; the integration of acquired operations; regulatory and other operational risks associated with our operations located inside and outside of the United States; the influence of a single investor group over our policies and procedures; work stoppages; obligations under certain employee retirement benefit plans; currency fluctuations; and consolidation in the metals industry. Forward-looking statements should, therefore, be considered in light of various factors, including those set forth above and those set forth under “Risk Factors” in our most recent annual report on Form 10-K for the year ended December 31, 2024, and in our other filings with the Securities and Exchange Commission. Moreover, we caution against placing undue reliance on these statements, which speak only as of the date they were made. The Company does not undertake any obligation to publicly update or revise any forward-looking statements to reflect future events or circumstances, new information or otherwise. Non-GAAP Measures Certain measures contained in these slides or the related presentation are not measures calculated in accordance with generally accepted accounting principles (“GAAP”). They should not be considered a replacement for GAAP results. Non-GAAP financial measures appearing in these slides are identified in the footnotes. A reconciliation of these non-GAAP measures to the most directly comparable GAAP financial measures is included in the Appendix.

Generated first quarter revenue of $1.14 billion on 500,000 tons shipped at an average selling price of $2,271 per ton Incurred Net Loss attributable to Ryerson Holding Corporation of $5.6 million, or Diluted Loss Per Share of $0.18, and Adjusted EBITDA1, excluding LIFO of $32.8 million Ended the quarter with debt of $498 million and net debt2 of $464 million as of March 31, 2025, compared to $468 million and $440 million, respectively, on December 31, 2024 Progress optimizing newly installed assets across network with expense per ton sold decreasing $32 YoY Gained market share in industry with transactional sales increasing 12% YoY Declared a second-quarter 2025 dividend of $0.1875 per share Q1 2025 Highlights 1For EBITDA, Adjusted EBITDA and Adj EBITDA excluding LIFO please see Appendix; 2Net Debt is defined as Long Term Debt plus Short-Term Debt less Cash and Cash Equivalents and excludes Restricted Cash

Next Phase Target sequence PHASE 1 PHASE 2 PHASE 3 Invest in modernization and automation; cure legacy investment deficit Integrate North American service center network through common digital and ERP platforms Optimize network to increase efficient operating leverage and improve the customer experience De-lever high-yield debt Monetize legacy assets Re-orient focus toward public shareholders Market share Gains vs MSCI  Margin accretion led by value-added and transactional sales growth, and supply chain and cost to serve efficiencies Next phase targets $350 - $400M through-the-cycle Adjusted EBITDA

Commodity prices since Dec. 2017 Futures pricing inflecting upwards; Strong demand environment in 1Q25 1Sources: Bloomberg: prices through March 31, 2025; Futures prices as of April 21, 2025; Bloomberg, US Industrial Production Index Month YoY Change; Bloomberg, U.S. Manufacturing PMI Macro & commodities

12024 Sales Mix by tons Excludes Other Industry Sectors which represent approximately 4% of Ryerson sales mix; Sales Mix based on 2024 results as disclosed in Ryerson’s Annual Report on Form 10-K for the year ended December 31, 2024 Metal Fab and Machine Shop Industrial Equipment Commercial Ground Transportation Food & Ag Consumer Durable Construction Equipment HVAC Oil & Gas 2024 Sales Mix1 Commentary FY volume change 23% 16% 18%  9% 9% 9% 8% 4% Ryerson’s first quarter shipments reflected strong seasonal customer buying patterns across end markets, including strong growth in transactional sales Additionally, Ryerson grew market share vs the industry, as measured by the MSCI, which was reflected in quarter over quarter sales growth across our product mix. Sequential end-market trends

Anticipate demand to be influenced by macroeconomic factors, with revenues supported by pricing 1Net Income attributable to Ryerson Holding Corporation; 2Diluted EPS of $0.10 represents the midpoint of our $0.07 –$0.14 guidance range. See Ryerson’s 8-K filed on April 30, 2025 Net sales Net Income1 Adj. EBITDA, excl. LIFO $1.15 - 1.19B $2 – 4M $40 - 45M Second quarter revenue guidance of $1.15B to $1.19B  assumes: Shipments between (1)% and 1% Average Selling Prices increase 3 to 4%  Diluted Earnings (loss) per Share Q2 2025 Guidance 2

1LTM Free Cash Flow Yield is calculated based on Last Twelve Months free cash flow divided by period-end market capitalization. LTM Free Cash Flow of $126.5M and market cap on 3/31/25 of $739.2 Capital Investment Expense Management Compared to Q4 2024 Inventory Days of Supply Cash Conversion Cycle 75 67 Asset Management Cash Flow Service center modernization investments in expanded service centers and value-added capex First quarter operating cash flow use driven by increase in accounts receivable due to higher sequential volumes The Company’s cash conversion cycle decreased sequentially, largely driven by a decrease in inventory days of supply Cash Used in Operating activities LTM Free Cash Flow Yield1 ($41.2) 17.1% Q1 2025 Investment FY 2025E $8M $50M Expense Expense/Sales ($13.6M) -90bps Expenses increased $13.6M, or 7.2%, compared to Q4 2024 driven by higher expenses from personnel and operations expenses. Increases were partially offset by decreases in reorganization expenses. Q1 2025 performance metrics

A reconciliation of Net Debt as well as other non-GAAP financial measures to comparable GAAP measures is included in the Appendix. See Ryerson’s 8-K filed on April 30, 2025. Net Leverage of 4.3x in Q1 ’25 above target range of 0.5x to 2.0x Global liquidity remained strong and increased to $490M in Q1 ’25 at March 31, 2025 Cash and Cash Equivalents Foreign Availability North American Availability Liquidity and leverage

LTM1 free cash flow generation CAPEX DIVIDENDS BUYBACKS M&A Supports key pillars of Capital Allocation Capital allocation plan LTM is Last Twelve Months $50M in ’25E Normalization   Operationalization Quarterly dividend/share $0.1875 for Q2’ 25 Highly selective toward M&A opportunities Prioritizing de-levering over share repurchases CAPEX M&A DIVIDENDS BUYBACKS

Q1 2025 key financial metrics 1 Net Loss attributable to Ryerson Holding Corporation; A reconciliation of non-GAAP financial measures to the comparable GAAP measure is included in the Appendix. See Ryerson’s 8-K filed on April 30, 2025. Net Sales Gross Margin Net Loss1  Diluted Loss per Share Debt $1.1B 18.0% ($5.6)M ($0.18) $498M +12.7% QoQ (100) bps QoQ ($1.3)M QoQ ($0.05) QoQ +$30M QoQ Tons Shipped Gross Margin, excl. LIFO Adj. EBITDA  excl. LIFO Adjusted Diluted Loss per Share Net Debt 500k 18.6% $32.8M ($0.18) $464M +11.9% QoQ +220 bps QoQ +$22.5M QoQ ($0.04) QoQ +$24M QoQ

Diversified (metals mix, ~40k customers, ~75k products) Availability, speed, ease, consistency Over 110 facilities Hundreds of “virtual” locations  24/7 E-Commerce Platform  Relationship-centric customer experience Building the value chain of the future Intelligent Network 12

Appendix

Ryerson.com 3.0 - NextGen ECommerce Investing in digitalization to improve the customer experience 15

Quarterly financial highlights 1 Net Loss attributable to Ryerson Holding Corporation; A reconciliation of non-GAAP financial measures to the comparable GAAP measure is included in this Appendix Average Selling Price Per Ton Gross Margin & Gross Margin, excl. LIFO Tons Sold (000’s) Adj. EBITDA excl. LIFO & Net Income (Loss) Margin % 1 16

Stronger capital structure allows for sustainable returns to shareholders Dividend payments 1EPS is Diluted EPS; 2Yield for 2024 is based on closing share price as of December 31, 2024, of $18.37. Yield for TTM Q1-25 is based on closing share price as of March 31, 2025, of $22.96. Dividend per Share 1 2 17

University Park – New CS&W HQ 900,000 sq ft facility Significant automation and technological enhancements Investing IN the Business West Shelbyville expansion State-of-the-art cut-to-length line (CTL) and automated storage and retrieval system for sheet products Centralia Pacific NW 214,000 sq ft facility Advanced processing capabilities for sheet, plate, and long products Ryerson.com 3.0 Hub targeting transactional sales Atlanta Tube Laser Center Expanded tube processing facility ERP Integration Progress Opened cross-selling opportunities      

10 Year progress Net PP&E Book Value of Equity Pension Liability Net Debt2 Improved Operating Model Balance Sheet Transformation Improved Capital Allocation 1For EBITDA, Adjusted EBITDA and Adj EBITDA excluding LIFO please see Ryerson’s 8-K filed on February 20, 2025; 10-year view represents 2015 - 2024; 2Net debt is defined as long term debt plus short term debt less cash and cash equivalents and excludes restricted cash Adj. EBITDA ex. LIFO1 10-Year Total $2.9B Annual Average $288M Cash from Operations 10-Year Total $1.9B Annual Average $192M 10-Year Total Investment Capex $567M Acquisitions $482M 10-Year Total Shareholder Return Dividends $76M Repurchase $217M Share Repurchases 2021- 2024 Shares Bought (8M) Shares at IPO 32M Shares at YE ’24 32M ; ▼$731M ▼$224M ▲$209M ▲$950M ▲$29.5/share 19 reversing an investment deficit 1Adjusted Net Capex Does not include the impact of significant sale-leaseback transactions in 2019 and 2021 +$149M vs Depreciation ($136M) vs Depreciation Adj. Net Capex vs Depreciation 1 1

University Park Productivity Productivity is measured in lines per hour Productivity Ryerson Average CS&W Kedzie (Legacy location) CS&W University Park (New Location) Investment Thesis 1.4x 1.2x 1.0x 0.8x 0.6x 0.4x 0.2x 0.0x

RYERSON

BRIGHT METALS CONSTELLATION STRATEGY

	2017	2021	2023	Q4 2024
	Guy Metals	Specialty Metals Processing	TSA Processing	Shelbyville, KY Service Center
Type	• Value-Add	• Value-Add	• Value-Add	• Distribution
Process	• Polishing	• Finishing	• Tolling	• Cut-to-length
Markets	• Food • Dairy • Pharmaceutical • Beverage	• Aerospace & Defense • Medical • Nuclear	• Oil & Gas • Construction • Ships • Water treatment	• Metal Fab • Machinery Equipment • Ground Transport



Shelbyville, KY expansion

Target IRR = ~35%


1 – 4 hours away from 4 major Aluminum and Stainless producers
7 - 9 hours away from 3 major Aluminum and Stainless producers
NAS Ghent
Arconic IN
Commonwealth Aluminum
RYI Shelbyville
Arconic TN
Texarkana Aluminum
Aluminum Dynamics
OTK Calvert

• Strategy is to achieve non-ferrous franchise growth driven by Bright Metals Sheet Products Hub and greater service offering from acquisitions and capex investments

22

Non-GAAP Reconciliation: Adjusted EBITDA, excl. LIFO 23

Non-GAAP Reconciliation: Adjusted Net Income (loss) 24

Non-GAAP Reconciliation 25

Non-GAAP Reconciliation